Neuberger Berman Equity Funds®
Neuberger Berman Focus Fund
Supplement to the Summary Prospectuses and Prospectuses, each dated December 6, 2018, as amended and supplemented

Neuberger Berman Equity Funds®
Supplement to the Statement of Additional Information dated December 6, 2018, as amended and supplemented

Effective immediately, Hari Ramanan has been added as a portfolio manager of Neuberger Berman Focus Fund.

Effective immediately, the following changes apply to Neuberger Berman Focus Fund’s summary prospectuses and prospectuses and Neuberger Berman Equity Funds’ Statement of Additional Information.

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman Focus Fund is deleted in its entirety and replaced with the following:

Portfolio Managers
The Fund is managed by Timothy Creedon, CFA (Managing Director of the Manager), David Levine, CFA (Senior Vice President of the Manager), and Hari Ramanan (Managing Director of the Manager). They have managed the Fund since 2011, 2008, and 2019, respectively.

(b) The section titled “Management of the Fund - Portfolio Managers - Neuberger Berman Focus Fund” in the prospectuses for Neuberger Berman Focus Fund is deleted in its entirety and replaced with the following:

Timothy Creedon, CFA, is a Managing Director of the Manager. Mr. Creedon joined the firm in 2005 and has been a Portfolio Manager of the Fund since 2011. He is the Director of Research for the Global Equity Research Department.

David Levine, CFA, is a Senior Vice President of the Manager. Mr. Levine joined the firm in 1995 and has been a Portfolio Manager of the Fund since 2008. He is a Portfolio Manager of the Large Cap Value Team of Neuberger Berman LLC.

Hari Ramanan is a Managing Director of the Manager. Mr. Ramanan joined the firm in 2019 and has been a Portfolio Manager of the Fund since September 2019.  Mr. Ramanan is a Portfolio Manager and CIO of Research Funds at Neuberger Berman and leads the investing activities for the firm’s research-centric core and thematic funds. Prior to joining Neuberger Berman, Mr. Ramanan was Managing Partner of Valarc Holdings since 2014.

(c) The following is added to the “Principal Investment Strategies” section of the summary prospectuses and prospectuses of Focus Fund:

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

(d) “Foreign Exposure Risk” in the section titled “Principal Investment Risks” in the summary prospectuses and prospectuses of Focus Fund is deleted in its entirety and replaced with the following:

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance,  and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.  Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

(e) The following is added to the section titled “Principal Investment Risks” in the summary prospectuses and prospectuses of Focus Fund:

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

(f) The investment policy of Focus Fund limiting its investments in foreign securities is removed.  Accordingly, the non-fundamental investment policy and limitation entitled “Foreign Securities” in the “Investment Policies and Limitations” section of the Statement of Additional Information on pages 6-7 is deleted in its entirety and replaced with the following:

4. Foreign Securities (Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund). No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Sustainable Equity Fund (formerly, Neuberger Berman Socially Responsive Fund) and Neuberger Berman Value Fund). No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Equity Income Fund). The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

The date of this supplement is September 24, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com